Exhibit 99.1

        Vignette Announces 15% Year-Over-Year Revenue Growth;
    Company Exceeds High End of Net Income Guidance During Second
                   Consecutive Profitable Quarter;
                Generates More Than $8 Million in Cash

    AUSTIN, Texas--(BUSINESS WIRE)--April 26, 2005--Vignette Corporation (Nasdaq:VIGN) today announced record non-GAAP profitability for the first quarter ended March 31, 2005. Total revenue for the first quarter of 2005 was $45.6 million, an increase of approximately 15% from the first quarter of 2004, with license revenue representing $16.3 million of total revenue, up nearly 11% from the same period in 2004. On a GAAP basis, Vignette's net income was $2.7 million, or $0.01 per share. On a non-GAAP basis, Vignette's net income was $2.8 million, or $0.01 per share. Vignette generated more than $8 million dollars of cash during the quarter, increasing its cash and short-term investment balance to $173 million. The company has no outstanding debt.
    Non-GAAP results exclude purchased in-process research and development, acquisition-related and other charges, amortization of deferred stock compensation and certain intangible assets, and one-time charges and gains. One-time charges and gains generally include business restructuring-related, investment and fixed asset impairment charges and gains. A reconciliation of non-GAAP results to generally accepted accounting principles ("GAAP") is provided in the tables immediately following the consolidated balance sheet below. Vignette believes non-GAAP financial information provides a more accurate representation of the company's financial performance and uses non-GAAP information internally to evaluate and manage the company's operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.
    "Vignette took two important steps during the first quarter in its ongoing financial progression," said Thomas E. Hogan, president and chief executive officer at Vignette. "First, we achieved record levels of non-GAAP profitability for the second consecutive quarter, and second, we further strengthened an already impressive balance sheet with the generation of more than $8 million in cash. Financial strength remains an imperative for our clients and shareholders. It is the fuel that facilitates our commitment to innovating, serving, and leading our industry, in the important categories of Enterprise Content Management (ECM), Portals, Collaboration, and the enterprise application standard for a fully web-services enabled Service Oriented Architecture."

    Industry Recognition

    Forrester Research ranked Vignette as a leader in its Forrester Wave on Web Content Management for external sites. Vignette was positioned as a leader that scored high in market presence and very favorably when evaluated on its current offering and strategy. Forrester's findings are based on Vignette's high scores in content management administration, multisite management and delivery, and geographic presence. The Forrester Wave determines its scores based on a broad set of criteria, including vendor interviews in which companies are surveyed about their product capabilities, visibility and financial situation. Forrester also conducted interviews with the customers of each company to discuss issues such as implementation times, support levels and required maintenance.
    Vignette(R) Content Management and Vignette(R) Records & Documents were selected as finalists in the Software & Information Industry Association's (SIIA) 2005 Codie Awards. Vignette Content Management was recognized in the 'Best Content Management Solution' category, which will recognize the technology or platform that best adds value to content accessed or distributed by the enterprise or the end-user. Vignette Records & Documents is a finalist in the 'Best Document Management Product or Service' category, which will recognize the best product or service for managing the document life cycle, including retrieving, sharing, tracking, revising, and distributing documents and the information they contain.
    Additionally, Vignette(R) Business Collaboration Server was recognized by Network Computing Magazine as a finalist for its 11th Annual Well-Connected Awards in the Enterprise Collaboration category. The Well-Connected Awards honor outstanding technology products and services, and represent the very best the technology industry has to offer. They are chosen by Network Computing's technology editors from products that have been tested and evaluated in its labs.
    Leading industry trade publication KMWorld once again included Vignette in its annual list of the 100 Companies that Matter in Knowledge Management. Vignette was selected based on the comprehensive capabilities -- including content management, collaboration, integration, portal, and document and records management -- offered by the Vignette(R) V7 family of products.

    Expanded Channel Presence with Access Distribution

    Vignette announced a distribution relationship with Access Distribution, a General Electric company and a leading value-added distributor, whereby Access Distribution will make the Vignette portal and collaboration solutions available to its reseller partners. Access Distribution will also offer service, education and maintenance programs to newly recruited authorized resellers throughout North America.

    Customers

    Vignette recognized orders from new and existing customers during the quarter including Aegon UK, Agilisys, Arizona State University, Avnet, Bank of the West, Broad Foundation, Cingular Interactive, Educational Testing Services, Givaudan Fragrances, Hennepin County, MN, Hitachi Global Storage, Houghton Mifflin, HRB Management, Iron Mountain, Lockheed Martin, Ministere de L'Economie et de Finances, National Instruments, PFI Knowledge Solutions Ltd, SPX Corporation, Talbert Medical Group, and TV Globo.

    Reverse Stock Split

    On April 7, 2005, Vignette announced that its board of directors authorized a one-for-ten reverse stock split of Vignette common stock. On a pre-split basis, Vignette had approximately 291 million basic shares of common stock outstanding as of the end of trading on Thursday, April 7, 2005. If the reverse stock split is approved, every 10 shares of common stock will be combined into one share of common stock and the total number of basic shares outstanding will be reduced to approximately 29.1 million. Vignette shareholders will be asked to approve the stock split at Vignette's annual shareholder meeting on May 27, 2005, in Austin, Texas.

    Conference Call Details

    Vignette will host a conference call and live webcast regarding its first quarter 2005 financial results on Tuesday, April 26, 2005, at 8:00 a.m. EDT. A press release associated with the announcement will be released approximately 30 minutes prior to the start of the conference call. To access the webcast, visit the Investor Relations section of Vignette's website.
    If you are not able to access the live webcast, dial-in information is as follows:


Dial-in number: 612-332-1025
Call title: Vignette Financial Results

    The conference call and webcast will be archived and available for replay from Tuesday, April 26, 2005, at 11:30 a.m. EDT to Monday, May 2, 2005, at 12:59 a.m. EDT. The replay information is as follows:


Toll-free number: 800-475-6701
International number: 320-365-3844
Access code: 777901

    About Vignette Corporation

    Vignette's software and expertise help organizations harness the power of information and the Web for measurable improvements in business efficiency. As the efficiency experts, Vignette (Nasdaq:VIGN) helps organizations increase productivity, reduce costs, improve user experiences and manage risk. Vignette's intranet, extranet and Internet solutions incorporate portal, integration, enterprise content management and collaboration capabilities that can rapidly deliver unique advantages through an open, scalable and adaptable architecture that integrates with legacy systems. Vignette is headquartered in Austin, Texas, with local operations worldwide. Visit http://www.vignette.com/ to see how Vignette customers achieve measurable improvements in business efficiency and to find out why more companies prefer Vignette.

    FORWARD-LOOKING STATEMENTS

    This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

    Vignette, the V Logo, e:fficiency, and e:fficiency experts are trademarks or registered trademarks of Vignette Corporation in the United States and other countries.


                         VIGNETTE CORPORATION
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)


                                            March 31,    December 31,
                                              2005          2004
                                           -----------   ------------
                 ASSETS                    (unaudited)
Current Assets:
 Cash, cash equivalents and short-term
  investments                                $173,149       $164,363
 Accounts receivable, net                      30,482         41,569
 Prepaid expenses & other current assets        9,767          5,424
                                           -----------   ------------

           Total current assets               213,398        211,356

Property and equipment, net                     8,791          9,764

Investments                                    11,925         12,400
Intangible assets, net                        163,376        169,818
Other assets                                    1,435          2,118
                                           -----------   ------------
           Total assets                      $398,925       $405,456
                                           ===========   ============

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable & accrued expenses          $35,062        $42,155
 Deferred revenue                              35,050         33,444
 Other current liabilities                      7,453          9,351
                                           -----------   ------------

           Total current liabilities           77,565         84,950

Deferred revenue, less current portion          2,879          3,356
Long term liabilities, less current
 portion                                        7,798         10,332
                                           -----------   ------------

           Total liabilities                   88,242         98,638
                                           -----------   ------------

Stockholders' equity                          310,683        306,818
                                           -----------   ------------

           Total liabilities and
            stockholders' equity             $398,925       $405,456
                                           ===========   ============


                         VIGNETTE CORPORATION
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)


                                              Quarter Ended March 31,
                                              -----------------------
                                                 2005         2004
                                              -----------   ---------
                                              (Unaudited)
Revenue:
     Product license                             $16,290     $14,679
     Services                                     29,356      25,001
                                              -----------   ---------
Total revenue                                     45,646      39,680

Cost of revenue:
     Product license                                 792       1,121
     Amortization of acquired technology           2,004       1,968
     Services                                     12,992      11,306
                                              -----------   ---------
Total cost of revenue                             15,788      14,395
                                              -----------   ---------
Gross profit                                      29,858      25,285

Operating expenses:
     Research and development                      8,670      10,149
     Sales and marketing                          15,936      19,212
     General and administrative                    4,960       4,795
     Purchased in-process research and
      development, acquisition-related
      and other charges                              270       5,923
     Business restructuring charges               (2,154)      9,179
     Amortization of deferred stock
      compensation                                   132         156
     Amortization of intangible assets             1,279         815
                                              -----------   ---------
Total operating expenses                          29,093      50,229
                                              -----------   ---------
Income (loss) from operations                        765     (24,944)

Other income (expense), net                        2,451         509
                                              -----------   ---------
Income (loss) before income taxes                  3,216     (24,435)

Provision for income taxes                           498         230
                                              -----------   ---------
Net income (loss)                                 $2,718    $(24,665)
                                              ===========   =========

Basic and diluted net income (loss) per
 share                                             $0.01      $(0.09)
                                              ===========   =========

Shares used in computing net income (loss)
 per share:
     Basic                                       289,824     269,423
     Diluted                                     295,057     269,423


                         VIGNETTE CORPORATION
      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NON-GAAP
                (in thousands, except per share data)


                                            Quarter Ended March 31,
                                           --------------------------
                                             2005            2004
                                           ----------     -----------
                                                  (Unaudited)
Revenue:
     Product license                         $16,290         $14,679
     Services                                 29,356          25,001
                                           ----------     -----------
Total revenue                                 45,646          39,680

Cost of revenue:
     Product license                             792           1,121
     Services                                 12,992          11,306
                                           ----------     -----------
Total cost of revenue                         13,784          12,427
                                           ----------     -----------
Non-GAAP gross profit (1)                     31,862          27,253

Operating expenses:
     Research and development                  8,670          10,149
     Sales and marketing                      15,936          19,212
     General and administrative                4,960           4,795
                                           ----------     -----------

Total operating expenses                      29,566          34,156
                                           ----------     -----------

Non-GAAP income (loss) from
 operations (1)(2)                             2,296          (6,903)

Other income, net (3)                            970             509
                                           ----------     -----------
Non-GAAP income (loss) before income
 taxes (1)(2)(3)                               3,266          (6,394)

Provision for income taxes                       498             230
                                           ----------     -----------
Non-GAAP net income (loss) (1)(2)(3)          $2,768         $(6,624)
                                           ==========     ===========

Non-GAAP basic net income (loss) per
 share (1)(2)(3)                               $0.01          $(0.02)
                                           ==========     ===========

Shares used in computing non-GAAP net
 income (loss) per share:
     Basic                                   289,824         269,423
     Diluted                                 295,057         269,423


Supplemental Data (1)(2)(3)(4):

(1) For the quarters ended March 31, 2005 and 2004, excludes amortization of technology acquired in the Tower Technology, Inc., Epicentric, Inc. and Intraspect Software, Inc. business combinations ($2.0M and $2.0M, respectively).

(2) For the quarters ended March 31, 2005 and 2004, excludes: (a) purchased in-process research and development, acquisition-related and other charges ($0.3M and $5.9M, respectively); (b) business restructuring charges (($2.2M) and $9.2M, respectively); (c) amortization of deferred stock compensation ($0.1M and $0.2M, respectively); and (d) amortization of intangible assets ($1.3M and $0.8M, respectively).

(3) For the quarter ended March 31, 2005, excludes realized gains on certain equity investments totaling $1.5 M.

(4) To supplement our consolidated financial statements presented in GAAP, Vignette uses non-GAAP measures of gross profit, operating loss, loss before income taxes, net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our financial performance.


    CONTACT: Vignette Corporation, Austin
             Investor Contact:
             Charles Sansbury, 512-741-4400
             csansbury@vignette.com
             or
             Press Contact:
             Jim Hahn, 512-741-4871
             jim.hahn@vignette.com